Exhibit 99.1

Copyright © 2026 Actelis Networks Company Presentation October 2026 Connecting AI To The Edge Modernizing Defense, Industrial IoT and Hospitality

Disclaimer This Presentation is not an Offer or a Representation This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The information contained herein does not purport to be all-inclusive and Actelis nor any of its subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should consult with your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying solely upon the information contained herein to make any investment decision. The recipient shall not rely upon any statement, representation or warranty made by any other person, firm or corporation in making any investment decision. To the fullest extent permitted by law, in no circumstances will the Company or any of its subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Financial Information and Use of Non-GAAP Financial Measures. The financial information contained in this Presentation has been taken from or prepared based on our historical financial statements for the periods presented. This presentation includes certain non-GAAP financial measures. These non-GAAP measures are an addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to their nearest GAAP equivalent or any other performance measures derived in accordance with GAAP. We believe that these non-GAAP measures of financial results provide useful supplemental information to investors about Actelis. Our management uses forward-looking non-GAAP measures to evaluate our projected financials and operating performance. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. In addition, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore, our non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. See disclosures at the beginning. This Presentation contains forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; our potential to achieve uplisting to the Nasdaq Capital Market and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as "may," "should," "expects," "anticipates," "contemplates," "estimates," "believes," "plans," "projected," "predicts," "potential," or "hopes" or the negative of these or similar terms. Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under the heading "Risk Factors" and elsewhere in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the U.S. Securities and Exchange Commission on March 18, 2026. Forward-looking statements are only predictions. The forward-looking events discussed in this Presentation and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this document and other statements made from time to time by us or our representatives might not occur. Past performance is not indicative of future results. There is no guarantee that any specific outcome will be achieved. Investments may be speculative, illiquid and there is a total risk of loss. FORWARD LOOKING STATEMENTS 2

$2.1M H1- 2026 revenue +26% vs. H1- 2025; New Order booking up 80%. 51% Q2- 2026 gross margin, vs. 32% in Q2- 2025 >$300M Installed worldwide 30+ Patents issued 25 Years in business >300 Customers: cities, roads, agencies, carriers Growth vs. 2025: revenue up 26%, gross margin up 19 points, New booking up 80%. What drove it • North America revenue +39% YoY in Q2-2026 • $0.85M software and services renewal from a leading North American carrier • Gross margin from 25% in Q1-2026 to 51% in Q2, on a richer software mix • Net loss narrowed to $1.4M in Q2-2026 from $1.9M a year earlier Company In Brief For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 3

Strategic Directions For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 4 MOMENTUM FORWARD IN ALL VERTICALS Federal Unique position A differentiated position, great fit to over 15 different programs of record. IP telephony ordered and delivered in Q3 to US Marine Corps Major partners Growing system of major partners in planning Actelis solutions into major programmatic deployments Trials and POCs → 2027 Initial deployment trials underway; breakout expected in 2027 ITS Cities and government Deeper work in city and government ITS projects. New GL800 Gigabit products New Gigabit-speed product line to be introduced in Q4-2026 Cyber-hardened SW, Services New cyber-hardened software for vulnerabilities mitigation alongside services for Hospitality & AV Large partners Working with large hospitality and AV partners, e.g. Vitec Growing funnel Sales funnel continues to grow Multi-million $ deals Significant multi-million-dollar deal pipeline

Business Update (Cont.) RECENT Developments JULY $0.85M software and services renewal @ leading American carrier AUGUST Carrier orders bring broadband to remote Alaska schools and healthcare sites AUGUST Q2-2026 results: revenue +20% YoY, gross margin 51% AUGUST Deeper engagement with U.S. military networking leaders at TechNet Augusta SEPTEMBER US Marines dozens of buildings IP Telephony modernization Program PO STRATEGIC PRIORITIES M&A Pursuing M&A, Cyber/AI focus, Inorganic Growth CAPITAL ELOC amendment supports NASDAQ relisting path NASDAQ Pursuing a return to Nasdaq For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 5

Edge-AI, Cyber-Safety, Defense Modernization Are Top Growth Domains For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 6

Macro Tailwinds

Actelis

WHAT IS DRIVING DEMAND

AI Automation

Growing exponentially

Becoming mission critical

Moving to the edge

Cyber Safety

Increasingly critical

Compliance a must

Edge is the weak link

Modernize Defense

Strong geopolitical forces

Outdated networking

Major security and mission risks

Major budgets

WHERE TODAY'S NETWORKS FALL SHORT

Edge Networking

Safe, reliable, gigabit connectivity required

Networking is a big bottleneck

New Fiber

Deployment extremely slow and expensive

Copper, Coax

Free, available everywhere

Badly underutilized

Performs like fiber, instantly, with Actelis

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

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Need to Connect Securely Tens of Millions of Locations Connectivity Modernization To Grow Exponentially For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 8 COPPER Billions of devices are connected with copper cables Llow speed, low reliability, unsecure FIBER New fiber optic cables are being installed Reliable, fast, very expensive, slow to deploy WIRELESS Wireless is getting better Not fast enough, not secure enough

Resilient And Cybersafe Fiber Speed On Any Wires : Cybersafe, Efficient Networking for the Edge No Network Infrastructure Upgrades Necessary For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 9 Fast To Implement

Actelis' Patented Signal Processing and Encoding Software

Combining 100X Wire Performance Boost[4] with Triple-Shield Physical Security



Unsynchronized Transmission
• Lines interfering with other lines
• Suboptimal
• Unreliable
• Unsecure
5700
1600
1728
1664
3792
3792
5600
1600
Synchronized Transmission
• Lines support other lines
• Optimal
• Reliable
• Secure
5500
5300
5200
5200
5584
5392
5568
5200
Individual Wires

- Optimal synchronization of multi-line signals
- Elimination of interference to boost speed
- Data line coding for resilience, security [1]
- Multi-line scrambling for low latency, security [2]
- 256-bit encryption of transmission [3]
- Multi-line modulation for up to 10Gbps
- Spectrally compliant reach extension to 100Km
- Remote powering + Data

(1), (2), (3) – Components of Triple Shield Protection
(4) – Vs. individual-wire/legacy performance

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

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5G
P



Actelis' Uniquely Enabling 3 Multi-$B Edge Markets

Defense and Federal



2025: $12.5B for FAA infrastructure modernization
2025: $37B budget for Military base modernization
(source: US congress, Dept. of War)

Smart Transportation



$143B/y for SMART traffic modernization by 2034
$30B DOT federal budget for traffic modernization
Smart Transportation market to reach >$250B by 2029
(Source: Polaris Market Research, congress.gov, marketsandmarkets

Smart Hotels



>$28B BEAD funding for broadband connectivity
20M buildings in the US alone need connectivity
(Sources: Infrastructure Investment and Jobs Act (IIJA), US Census.gov (buildings above 5 units year 2000)

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

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⚬Hybrid Fiber-Copper-Coax ⚬Deterministic Low Latency ⚬Ubiquitous and Compact ⚬Power Enabled Over the Network ⚬Cyber-Hardened, Encrypted ⚬Low-Touch Management SW ⚬Metashield Anomaly Detection Integrated Gigaline Gigaline Building Blocks: Cyber Secure the Edge Networking Now Using the Infrastructure You Have For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 12

Anomaly Detection Continuous Visibility Performance Tracking and Certification Auto - correct vulnerabilities MetaShield: Network-Based SaaS Cyber Protection for the Edge 13 AI-POWERED Asset intelligence and threat management that comes with the network Blocking intrusions at the network edge For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

Stanford University City of Frankfurt Energy Austria Japanese Army SMART TRANSPORTATION SMART GRID SMART CITY SMART CAMPUS GOV, MILITARY & POLICE Canadian rail Swiss rail Belgian Police East Midland BB Consortium UK Select Customers Who Trust Actelis' Solutions For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 14

Recent Select Wins 15

⚬Positioned at the intersection of Edge - AI & Cybersecurity ⚬Unique, defensible IP; well - branded reputation, strong domain expertise ⚬Experienced team, strong players in Federal market ⚬Broad partner & customer coverage, many success stories 16

Yoav Efron Deputy CEO, CFO ASNS@actelis.com Investor Relations ARX - Capital Markets Advisors actelis@arxadvisory.com Thank You! For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 17